UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 8, 2017

ZENDESK, INC.
(Exact name of Registrant as Specified in Its Charter)

Delaware	001-36456	26-4411091
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1019 Market Street San Francisco, California	94103
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number, Including Area Code: 415.418.7506
______________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

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☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.    Emerging growth company     ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 8, 2017, the Board of Directors (the “Board”) of Zendesk, Inc. (the “Company”) appointed Hilarie Koplow-McAdams to the Board as a Class I director, effective that day, with a term expiring at the Company’s 2018 annual meeting of stockholders. Concurrent with her election as a director of the Company, Ms. Koplow-McAdams was appointed to the Compensation Committee of the Board.

There are no arrangements or understandings between Ms. Koplow-McAdams and any other persons pursuant to which she was selected to serve as a director. Additionally, there are no transactions involving the Company and Ms. Koplow-McAdams that the Company would be required to report pursuant to Item 404(a) of Regulation S-K.

Ms. Koplow-McAdams will be entitled to receive compensation for her Board and committee service in accordance with the Company’s standard compensation arrangements for non-employee directors pursuant to the Company’s Amended and Restated Non-Employee Director Compensation Policy (the “Non-Employee Director Compensation Policy”), which is filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on May 18, 2017, as adjusted by the Board from time to time.  Additionally, as set forth in the Non-Employee Director Compensation Policy and in connection with Ms. Koplow-McAdams’ appointment, Ms. Koplow-McAdams received an equity grant of restricted stock units having a fair market value equal to $150,000, based on the average closing price of the Company’s common stock over the 30 trading days prior to the date of grant. The Company has also entered into its standard form of Indemnification Agreement with Ms. Koplow-McAdams in connection with her appointment to the Board.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

10.1*    Amended and Restated Non-Employee Director Compensation Policy.
10.2**    Form of Indemnification Agreement.

* Previously filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on May 18, 2017.
** Previously filed as Exhibit 10.1 to the Company’s Registration Statement on Form S-1, filed with the Securities and Exchange Commission on April 10, 2014.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Zendesk, Inc.
(Registrant)

By:	/s/ Elena Gomez
Elena Gomez
Chief Financial Officer (Principal Financial and Accounting Officer)
September 13, 2017

Exhibit Index

Exhibit No.	Description
10.1*	Amended and Restated Non-Employee Director Compensation Policy.
10.2**	Form of Indemnification Agreement.

* Previously filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on May 18, 2017.
** Previously filed as Exhibit 10.1 to the Company’s Registration Statement on Form S-1, filed with the Securities and Exchange Commission on April 10, 2014.